SCUDDER

Scudder Growth and
Income Fund

Supplement to Prospectus
Dated March 1, 1999

The following replaces the second full paragraph under "Main investment strategies" on page 1 of the fund's prospectus:

In managing its portfolio, the fund considers both yield and other valuation and growth factors, meaning that it focuses its investments on securities of companies whose dividends and earnings prospects are believed to be attractive relative to the fund's benchmark index, the Standard & Poor's 500 Composite Stock Price Index. The fund may sell securities if their yield or growth prospects are expected to be below the benchmark average. Typically, companies that meet these criteria are large. The fund invests primarily in U.S. companies, but may also invest in the equity securities of foreign companies.

The  following   replaces  the  first  full  paragraph  under  "Risk  management strategies" on page 1 of the fund's prospectus:

The fund manages risk by diversifying widely among industries and companies. It also invests primarily in dividend-paying stocks, the prices of which have historically tended to fall less in down markets.




June 30, 1999